Schedule 14C

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[   ]   Preliminary Information Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14c-5(d)(2))

[ x ]   Definitive Information Statement


                                ELF Incorporated
                 -----------------------------------------------
                (Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                                ELF Incorporated
                                 7899 West Frost
                            Littleton, Colorado 80128


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 20, 2004

              Meeting Called By Corporate Management Services, Inc.


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Elf Incorporated, a Colorado corporation, (the "Corporation") will be held on February 20, 2004, at the offices of Ballard Spahr Andrews & Ingersoll, LLP located at 1225 17th Street, Suite 2300, Colorado 80202 at 10:00 a.m. local time. The purpose of the meeting is to fill the vacancy on the board of directors that was created by the untimely death of George G. Andrews, the Corporation's sole officer and director. Filling this vacancy is imperative so that the Corporation may re-commence doing business and complying with applicable reporting requirements; such as filing annual reports on form 10-KSB. Corporate Management Services, Inc. which owns 81% of the issued and outstanding common stock of the Company has nominated its sole officer and director who is also the son of George G. Andrews, Mark C. Andrews, to fill the vacancy and serve as sole director during the next year.

     Only shareholders of record at the close of business on December 23, 2003 are entitled to notice of, and to vote at, this Special Meeting. This notice is being sent to shareholders on or about January 20, 2003. You are cordially invited to attend. However, this notice is sent to you as a courtesy as the shareholder of a majority of the Corporation's common stock intends to vote in favor of the above nomination. Proxies are not being solicited as the Corporation has sufficient votes to elect the proposed nominee as sole director of the Corporation.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                 Yours truly,

                                 Corporate Management Services, Inc.


                                 By:  /s/ Mark C. Andrews
                                     -------------------------------------------
                                          Mark C. Andrews

                                 Date: January 9, 2004

                                Elf Incorporated
                              7899 West Frost Drive
                            Littleton, Colorado 80128

                              Information Statement

                      2003 Special Meeting of Shareholders
                          To Be Held February 20, 2004

Purpose

     This information is being provided to the shareholders of the Corporation, in connection with our prior receipt of approval by the majority holder of our common stock, authorizing the election of a new director, to fill the vacancy created by the untimely death of its prior sole director, George G. Andrews. The election of a new director is imperative, in part, so that the Corporation may continue to do business and comply with all applicable reporting requirements. Currently, the Corporation is without anyone with authority to sign annual reports on Form 10-KSB or other such required filings. Accordingly, this information statement is filed by the Corporation as a result of the request of its largest shareholder pursuant to the rights of Corporate Management Services, Inc. ("CMS") under Colorado law to call a shareholders meeting. The majority holder of the Corporation's common stock has nominated Mark C. Andrews to fill the position of sole director and has indicated the intent to approve that nomination. This information statement is being mailed to you on or about January 20, 2003. The record date established by the majority shareholder is December 23, 2003, (the "Record Date").

Voting Securities and Vote Required

     Only shareholders as of the Record Date are entitled to vote at the meeting. The Record Date is December 23, 2003. As of December 23, 2003, 1,230,000 shares of common stock, no par value, were outstanding. In the election of directors, each record holder of stock entitled to vote at such election shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote. At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors. Cumulative voting shall not be permitted in the election of directors or otherwise. As of December 23, 2003, CMS held shares of the Corporation entitling it to 1,000,000 out of the 1,230,000 total votes that may be cast at the meeting, representing 81.3% of those total possible votes. Mark C. Andrews, sole director of CMS, has indicated the shares of CMS will be voted in favor of electing Mark C. Andrews to serve as sole director of the Corporation. Therefore, since such shares satisfy the quorum and voting requirements for the election of directors as discussed below, Mark C. Andrews will be elected as sole director.

                        WE ARE NOT ASKING YOU FOR A PROXY
                    AND YOU REQUESTED NOT TO SEND US A PROXY

     At all meetings of shareholders, one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by information, shall constitute a quorum. At each election of directors, (in this case only one) the nominee, having the highest number of votes cast in favor of his election shall be elected to the board of directors. The shares of Corporation stock held by CMS, that Mr. Andrews has indicated will be voted in favor of the director nominee, satisfy the quorum and voting requirements for the election of directors.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, as of December 23, 2003, each person known by the Company to be the beneficial owner of five percent or more of the Company's common stock, all directors individually and all directors and officers of the Company as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown.



------------------------------- ---------------------------- ---------------------------- -------------------
      (1) Title of Class        (2) Name of Beneficial      (3) Amount and Nature of     (4) Percent of Class
                                         Owner                  Beneficial Owner
------------------------------- ---------------------------- ---------------------------- -------------------
Common Stock                    Corporate Management         1,000,000                    81.3%
                                Services, Inc. (1)
                                7899 West Frost Dr.
                                Littleton, CO 80128
------------------------------- ---------------------------- ---------------------------- -------------------
Common Stock                    George G. Andrews (2)        1,010,000                    82.1%
                                7899 West Frost Dr.
                                Littleton, CO 80128
------------------------------- ---------------------------- ---------------------------- -------------------
Common Stock                    Barbara Davidson (3)         1,005,000                    81.7%
                                1327 Lark Ct.
                                Boulder, CO 80303
------------------------------- ---------------------------- ---------------------------- -------------------

--------
(1) CMS is controlled by the estate of George Andrews and Barbara Davidson, each of whom own 50% of the outstanding stock.
(2)    Includes the shares of CMS and 5,000 shares owned by his spouse.
(3)    Includes the shares of CMS.

                              ELECTION OF DIRECTORS

     The Corporation's board of directors generally has one member, who is to be elected annually. The sole board position is presently vacant due to the death of the Corporation's sole officer and director. At this meeting shareholders will vote to elect one director to serve for a one year period. CMS' nominee for this position is identified below. CMS' nominee has indicated his willingness to serve if elected. The name and biographical information for the nominee is set forth below.

Director Nominees

     Mark C. Andrews, age 50, has never held a position or office with the Corporation. Mr. Andrews has served as the vice-president of Cement Test Equipment, Inc. since 1996. Mr. Andrews currently serves as the sole director and President of CMS, the majority shareholder of the Corporation, and is a member of the board of directors of W.C. Jones. Mr. Andrews is the son of George
G. Andrews, who served as the Corporation's previous sole director and officer until his death in March 2003.

     CMS holds shares of the Corporation entitling it to 1,000,000 out of the 1,230,000 total votes that may be cast at the meeting, representing 81.3% of those total possible votes.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, the Corporation's directors, executive officers and beneficial owners of more than 10% of the Corporation's common stock must report their initial beneficial ownership of the common stock and any changes in that ownership in reports which must be filed with the SEC and the Corporation. The SEC has designated specific deadlines for these reports and the Corporation must identify in this information statement those persons who did not file these reports when due.

     Based solely on a review of reports filed with the Corporation, all directors and executive officers timely filed all reports regarding transactions in Corporation securities required to be filed for the fiscal year ended April 30, 2003, except as follows:

     None.

Board and Committee Meetings

     There are no records of board meetings for the fiscal year ended April 30, 2003.

     The board of directors does not have an audit committee.

     The board of directors does not have a compensation and stock option committee.

     The board of directors does not have a nominating committee to provide recommendations to the board for nominees for directorships. This function for fiscal 2003 was performed by the board of directors of CMS on behalf of the Corporation. The board of directors will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for directorships should submit their recommendations to the Corporation's registered agent Roger
V. Davidson, Esq. at the law offices of Ballard Spahr Andrews & Ingersoll, LLP, at 1225 17th Street, Suite 2300, Denver, Colorado 80202-5596.

Compensation of Directors and Executive Officers

     The Corporation's sole officer and director does not receive any compensation for services rendered to the Corporation, nor has he received such compensation in the past. As of the date of this information statement, the Corporation has no funds available to pay its officer and director. Further, the officer and director is not accruing any compensation pursuant to any agreement with the Corporation.

     The officer and director of the Corporation will not receive any finder's fee, either directly or indirectly, as a result of his efforts to implement the Corporation's business plan.

     No retirement, pension, profit sharing, stock option, insurance programs or other similar programs have been adopted by the Corporation for the benefit of its employees, officers, or directors.


                                  OTHER MATTERS

     CMS knows of no other business which will be presented for consideration at the Special Meeting other than the election of a director.

                                  ELF Incorporated

                                  By: Corporate Management Services, Inc.

                                  By: /s/ Mark C. Andrews, President
                                      -----------------------------------
                                          Mark C. Andrews, Majority Shareholder



January 9, 2004